UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

GATEWAY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06404	44-0651207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1415 Louisiana Street, Suite 4100 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code:  (713) 336-0844

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Gateway Energy Corporation (the “Company”) held on May 26, 2011, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s common stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s common stock from $0.25 per share to $0.01 per share. The increase in the number of authorized shares of the Company’s common stock and the reduction in the par value of the Company’s common stock was effected pursuant to a Certificate of Amendment of Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 1, 2011 and was effective as of such date. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 26, 2011, the proposals listed below were submitted to a vote of the Company’s stockholders.  Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

(1) Election of the following persons as directors of the Company to serve until the next annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Perin Greg deGeurin	10,760,912	256,181	6,007,022
David F. Huff	10,760,912	256,181	6,007,022
John O. Niemann, Jr.	10,760,891	256,202	6,007,022
Frederick M. Pevow, Jr.	10,766,373	250,720	6,007,022
John A. Raasch	10,693,053	324,040	6,007,022
Paul G. VanderLinden, III	10,767,281	249,812	6,007,022

(2) Approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s common stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s common stock from $0.25 per share to $0.01 per share:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,024,511	999,416	188	0

(3) Ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,963,998	57,143	2,974	0

Item 9.01.       Financial Statements and Exhibits

            (d)       Exhibits

            3.1       Certificate of Amendment of Restated Certificate of Incorporation of Gateway Energy Corporation dated June 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2011

GATEWAY ENERGY CORPORATION

By: /s/ Frederick M. Pevow, Jr.

                                                                                          Frederick M. Pevow, Jr.

      President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Gateway Energy Corporation dated June 1, 2011.